UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

Impax Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 240-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 28, 2012, a final pretrial conference was held in the case entitled, Impax Laboratories, Inc. v. Shire LLC, Case No. 10-CV-08386, pending in the United States District Court for the Southern District of New York, relating to supply of generic Adderall XR. At the conference, the District Court requested the parties to make additional submissions regarding their previously filed motions for summary judgment. The District Court also ordered the parties and their counsel to a settlement conference on April 11, 2012. In light of this, Impax Laboratories, Inc. (the “Company”) does not expect a trial to commence on April 10, 2012 and any future trial date will be set by the District Court after the April 11, 2012 conference.

This Current Report on Form 8-K and the information in this Item 7.01 hereof will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless expressly identified therein as being specifically incorporated therein by reference.

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this Current Report on Form 8-K contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause actual developments and results to differ significantly from those that are expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, risks and uncertainties as to the timing, outcome and impact of pending litigation, fluctuations in the Company’s revenues and operating income, the Company’s ability to sustain profitability and positive cash flows, the uncertainty of patent litigation, increased government scrutiny on the Company’s agreements with brand pharmaceutical companies, consumer acceptance and demand for new pharmaceutical products, the difficulty of predicting Food and Drug Administration filings and approvals, the Company’s inexperience in conducting clinical trials and submitting new drug applications, the Company’s reliance on alliance and collaboration agreements, the regulatory environment, the Company’s ability to protect the Company’s intellectual property, exposure to product liability claims and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise, except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAX LABORATORIES, INC.

Date: March 30, 2012	By:	/s/ Arthur A. Koch, Jr.
Name: Arthur A. Koch, Jr.
Title: Executive Vice President, Finance, and Chief Financial Officer